	Putnam Retirement Advantage 2025 Fund
	The fund's portfolio
	5/31/20 (Unaudited)
		Shares	Value
	Income Strategies Portfolios (17.2%)*
	Putnam Income Strategies Portfolio(AFF)	29,659	$296,295

	Total Income Strategies Portfolios (cost $286,127)		$296,295
	Asset Allocation Funds (78.2%)*
	Putnam Dynamic Asset Allocation Balanced Fund Class P(AFF)	32,655	$474,155
	Putnam Dynamic Asset Allocation Conservative Fund Class P(AFF)	79,974	871,718

	Total Asset Allocation Funds (cost $1,283,123)		$1,345,873
	Fixed Income Funds (4.5%)*
	Putnam Short Term Investment Fund Class P(AFF)	78,196	$78,196

	Total Fixed Income Funds (cost $78,196)		$78,196

	Total Investments (cost $1,647,446)		$1,720,364
*	Percentages indicated are based on net assets of $1,720,455.

Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund's reporting period, which ran from December 31, 2019 (commencement of operations) through May 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.
(AFF)	Affiliated Company.
	Security valuation: The price of the fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.
	ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
	Level 1: Valuations based on quoted prices for identical securities in active markets.
	Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
	Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
	The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs
	Investments in securities:	Level 1	Level 2	Level 3	Total
	Putnam Retirement Advantage 2025 Fund	$1,720,364	$—	$—	$1,720,364
	Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which a fund owned at least 5% of the voting securities, were as follows:

Putnam Retirement Advantage 2025 Fund
Affiliates	Fair value as of 12/31/19 (commencement of operations)	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding as of 5/31/20	Fair value as of 5/31/20
Putnam Income Strategies Portfolio	$—	$310,355	$23,519	$—	$—	$(709)	$10,168	29,659	$296,295
Putnam Dynamic Asset Allocation Balanced Fund Class P	—	511,329	60,542	816	—	(7,823)	31,191	32,655	474,155
Putnam Dynamic Asset Allocation Conservative Fund Class P	—	911,117	68,890	3,431	—	(2,068)	31,559	79,974	871,718
Putnam Short Term Investment Fund Class P	—	85,994	7,798	81	—	—	—	78,196	78,196
Totals	$—	$1,818,795	$160,749	$4,328	$—	$(10,600)	$72,918		$1,720,364
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com